SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: February 2, 2005

(Date of earliest event reported)

THE NAUTILUS GROUP, INC.

(Exact name of registrant as specified in its charter)

Washington	000-25867	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 NE 136th Avenue

Vancouver, Washington 98684

(Address of principal executive offices and zip code)

(360) 694-7722

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE NAUTILUS GROUP, INC.

FORM 8-K

Item 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 2, 2005, The Nautilus Group, Inc. issued a press release announcing fourth quarter 2004 earnings, fiscal year 2004 earnings, and first quarter 2005 earnings estimates. The press release also included the declaration of the regular quarterly dividend for the first quarter of 2005. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

Exhibit No.	Description
99.1	The Nautilus Group, Inc. Press Release, dated February 2, 2005, announcing fourth quarter 2004 earnings, fiscal year 2004 earnings, first quarter 2005 earnings estimates, and declaring the regular quarterly dividend for the first quarter of 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NAUTILUS GROUP, INC.
(Registrant)

February 2, 2005 (Date)	By:	/s/ Rod W. Rice
Rod W. Rice, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	The Nautilus Group, Inc. Press Release, dated February 2, 2005, announcing fourth quarter 2004 earnings, fiscal year 2004 earnings, first quarter 2005 earnings estimates, and declaring the regular quarterly dividend for the first quarter of 2005.